Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other provisions	Total
Dec. 31, 2023	656	33	689
Liabilities acquired (Note 4)	101	55	156
Liabilities incurred	6	12	18
Liabilities settled	(41)	(4)	(45)
Accretion (Note 10)	50	—	50
Transfer to accounts payable	—	(31)	(31)
Transfer to assets held for sale (Note 18)	(1)	—	(1)
Revisions in estimated cash flows	21	20	41
Revisions in discount rates	35	—	35
Change in foreign exchange rates	21	—	21
Balance, Dec. 31, 2024	848	85	933
Liabilities incurred	—	18	18
Liabilities settled	(39)	(51)	(90)
Accretion (Note 10)	53	4	57
Transfer to assets held for sale (Note 18)	(6)	—	(6)
Revisions in estimated cash flows	(71)	19	(52)
Revisions in discount rates	63	1	64
Reversals	—	(17)	(17)
Change in foreign exchange rates	(16)	—	(16)
Balance, Dec. 31, 2025	832	59	891

Included in the Consolidated Statements of Financial Position as:
As at	Dec. 31, 2025	Dec. 31, 2024
Current portion	84	83
Non-current portion	807	850
Total decommissioning and other provisions	891	933
A. Decommissioning and Restoration
A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1.8 billion, which will be incurred between 2026 and 2072. The majority of the costs will be incurred between 2026 and 2050.
During the year ended Dec. 31, 2025, the decommissioning and restoration provision decreased by $71 million primarily due to revisions in estimated cash flows and the timing of cash flows for certain Energy Transition assets, with a corresponding offset recognized in net (loss) earnings.
During the year ended Dec. 31, 2025, the revisions in discount rates increased the decommissioning and restoration provision by $63 million due to lower discount rates, largely driven by decreases in long-term market benchmark rates. On average, discount rates decreased compared to 2024, with rates ranging from 4.5 to 7.3 per cent as at Dec. 31, 2025. This has resulted in a corresponding increase in PP&E of $36 million related to operating assets and the recognition of $27 million of impairment charges in net (loss) earnings related to certain Energy Transition assets.
During the year ended Dec. 31, 2024, the decommissioning and restoration provision increased by $21 million due to revisions in estimated cash flows and the timing of cash flows for certain Gas and Hydro assets. The timing of cash flows was adjusted to optimize and maximize efficiencies by staging required reclamation work. Operating assets included in PP&E increased by $14 million and $7 million was recognized as an impairment charge in net earnings related to retired assets.
During the year ended Dec. 31, 2024, revisions in discount rates increased the decommissioning and restoration provision by $35 million due to a decrease in discount rates, largely driven by decreases in long-term market benchmark rates. On average, discount rates decreased compared to 2023, with rates ranging from 5.3 to 8.4 per cent as at Dec. 31, 2024. This has resulted in a corresponding increase in PP&E of $18 million on operating assets and the recognition of a $17 million impairment charge in net earnings related to retired assets.
At Dec. 31, 2025, the Company has provided a surety bond in the amount of US$147 million (2024 – US$147 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2025, the Company had provided a surety bond and letters of credit in the amount of $193 million (2024 – $194 million) in support of future decommissioning obligations at the Highvale mine.
B. Other Provisions
Other provisions include provisions arising from ongoing business activities, amounts related to commercial disputes between the Company and customers or suppliers and onerous contract provisions.
As part of the acquisition of Heartland, the Company recognized an onerous contract provision of $47 million related to certain natural gas transportation contracts assumed. Payments required under the contracts continue through the first quarter of 2031.